Exhibit 10.1

AMENDMENT NO. 2 AND JOINDER

TO MASTER REPURCHASE AGREEMENT

Amendment No. 2, dated as of September 2, 2005 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Buyer”), NEW CENTURY MORTGAGE CORPORATION, NC CAPITAL CORPORATION, NC RESIDUAL II CORPORATION, NEW CENTURY CREDIT CORPORATION, LOAN PARTNERS MORTGAGE, LTD., KINGSTON MORTGAGE COMPANY, LTD., COMPUFUND MORTGAGE COMPANY, LTD, WRT FINANCIAL LIMITED PARTNERSHIP, PEACHTREE RESIDENTIAL MORTGAGE, L.P., RESIDENTIAL PRIME LENDING LIMITED PARTNERSHIP, TEAM HOME LENDING, LTD., SUTTER BUTTES MORTGAGE, L.P., MIDWEST HOME MORTGAGE LTD, AUSTIN MORTGAGE, L.P., CAPITAL PACIFIC HOME LOANS, L.P., GOLDEN OAK MORTGAGE, L.P., NORTHWEST CAPITAL MORTGAGE, L.P., SCFINANCE, L.P., AD ASTRA MORTGAGE, LTD, HOME123 CORPORATION (each a “Seller” and collectively, the “Sellers”) and NEW CENTURY FINANCIAL CORPORATION, the (“Guarantor”).

RECITALS

New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation, New Century Credit Corporation (the “Original Sellers”), the Buyer, and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of December 22, 2004, as amended by Amendment No. 1, dated as of August 26, 2005 (the “Existing Repurchase Agreement”, as amended by this Amendment, the “Repurchase Agreement”). The Guarantor is a party to that certain Guaranty (the “Guaranty”), dated as of December 22, 2004, as the same may be amended from time to time, by the Guarantor in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Guaranty.

The Buyer, the Original Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to permit each of Loan Partners Mortgage, LTD., Kingston Mortgage Company, LTD., Compufund Mortgage Company, LTD, WRT Financial Limited Partnership, Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, LTD., Sutter Buttes Mortgage, L.P., Midwest Home Mortgage LTD, Austin Mortgage, L.P., Capital Pacific Home Loans, L.P., Golden Oak Mortgage, L.P., Northwest Capital Mortgage, L.P., scFinance, L.P., Ad Astra Mortgage, LTD and Home123 Corporation (the “Additional Sellers”) to become an additional Seller under the Master Repurchase Agreement and to enter into Transactions with respect to Mortgage Loans.

The Buyer, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, Sellers and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Agreement and Joinder with respect to the Additional Sellers. Each of the Additional Sellers hereby agrees to all of the provisions of the Existing Master Repurchase Agreement, and effective on the date hereof, becomes a party to the Repurchase Agreement, as Seller, with the same effect as if each of the undersigned were an original signatory to the Existing Master Repurchase Agreement. Upon the execution and effectiveness of this Amendment, all references to Seller in the Repurchase Agreement shall include the Additional Sellers. In accordance with Section 9 of the Existing Master Repurchase Agreement, each Additional Seller hereby pledges to Buyer as security for the performance by such Additional Seller’s of the Obligations of such Additional Seller and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in the Purchased Mortgage Loans of such Additional Seller, the related Records, and all related servicing rights, the Program Agreements (to the extent such Program Agreements and Additional Seller’s right thereunder relate to the Purchased Mortgage Loans), any Property relating to such Purchased Mortgage Loans, all insurance policies and insurance proceeds relating to such Purchased Mortgage Loan or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and, Income, the Collection Account, Interest Rate Protection Agreements (which interest in the Interest Rate Protection Agreements shall be pro rata and subject to rights of other parties holding security interests therein) accounts (including any interest of Seller in escrow accounts) and any other contract rights, instruments, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to such Purchased Mortgage Loans (including, without limitation, any other accounts) or any interest in the Purchased Mortgage Loans, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Trust Receipt and Certification, in all instances, whether now owned or hereafter acquired, now existing or hereafter created. Notwithstanding anything contained herein, in the Repurchase Agreement or in any other document related thereto, each of the Additional Sellers shall be liable solely for such Additional Seller’s individual and direct obligations as a Seller hereunder, under the Repurchase Agreement and under any other document related thereto, and no recourse shall be had against such Additional Seller, individually or personally, as a guarantor, surety or joint obligor, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, for the payment or performance of any other Seller’s obligations hereunder, under the Repurchase Agreement or under any other document related thereto.

SECTION 2. References to Custodian and Custodial Agreement. All references in the Existing Repurchase Agreement to the Custodian shall mean the applicable Custodian. All references in the Existing Repurchase Agreement to the Custodial Agreement shall mean the applicable Custodial Agreement.

SECTION 3. Definitions. Section 1 of the Existing Repurchase Agreement is hereby amended by:

3.1 adding the following definitions in their proper alphabetical order:

““Additional Seller” has the meaning assigned to such term in the Recitals section of this Amendment.”

““Assignment of Proprietary Lease” means the specific agreement creating a first lien on and pledge of the Co-op Shares and the appurtenant Proprietary Lease securing a Co-op Loan.”

““Balloon Loan” means a Mortgage Loan which, by its terms, does not fully amortize by the stated maturity date.”

““Co-op” means a private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Proprietary Lease.”

““Co-op Corporation” means, with respect to any Co-op Loan, the cooperative apartment corporation that holds legal title to the related Co-op Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.”

““Co-op Lien Search” means a search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Co-op Corporation and (ii) the seller of the Co-op Unit, (b) filings Uniform Commercial Code financing statements and (c) the deed of the Co-op Project into the Co-op Corporation.”

““Co-op Loan” means a Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and collateral assignment of the related Proprietary Lease.”

““Co-op Project” means, with respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a Co-op Corporation including without limitation the land, separate dwelling units and all common elements.”

““Co-op Shares” means, with respect to any Co-op Loan, the shares of stock issued by a Co-op Corporation and allocated to a Co-op Unit and represented by a stock certificates.”

““Co-op Unit” means, with respect to any Co-op Loan, a specific unit in a Co-op Project.”

““High CLTV Mortgage Loan” means any Mortgage Loan that conforms to Fannie Mae guidelines and has a CLTV greater than 100% and less than or equal to 105%.”

“Intercreditor Agreement” means the intercreditor agreement dated as of September 2, 2005, among Sellers, Buyer, Bank of America, N.A., DB Structured Products, Inc., Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC as the same may be amended from time to time.

““Proprietary Lease” means the lease on a Co-op Unit evidencing the possessory interest of the owner in the Co-op Shares in such Co-op unit.”

““Recognition Agreement” means, an agreement among a Co-op Corporation, a lender and a Mortgagor with respect to a Co-op Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Co-op Loan, and (ii) make certain agreements with respect to such Co-op Loan.”

““Second Amendment” means the Amendment No. 2, dated as of September 2, 2005, to this Agreement.”

““Stock Certificate” means, with respect to a Co-op Loan, the certificates evidencing ownership of the Co-op Shares issued by the Co-op Corporation.”

““Stock Power” means, with respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Co-op Shares issued by the Co-op Corporation.”

3.2 deleting the definitions of “Custodial Agreement”, “Custodian”, “Mortgage”, “Mortgage File”, “Mortgage Loan”, “Mortgaged Property”, “Purchased Mortgage Loans” and “Sellers” in their entirety and replacing them with the following definitions:

““Custodial Agreement” means the custodial agreement among Sellers, Buyer and U.S. Bank National Association, dated as of September 2, 2005, as the same may be amended from time to time or the custodial agreement among Sellers, Buyer and Deutsche Bank National Trust Company, dated as of December 22, 2004, as the same may be amended from time to time, as applicable.”

““Custodian” means the applicable Custodian to which the Mortgage Loan(s) was delivered, which shall be (i) Deutsche Bank National Trust Company, or any successor thereto under its Custodial Agreement or (ii) U.S. Bank National Association, or any successor thereto under its Custodial Agreement.”

““Mortgage” means each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto, unless such Mortgage is granted in connection with a Co-op Loan, in which case the first lien position is in the stock of the subject cooperative association and in the tenant’s rights in the cooperative lease relating to such stock.”

““Mortgage File” means, (i) with respect to a Mortgage Loan other than a Co-op Loan, the documents and instruments relating to such Mortgage Loan set forth in Exhibit E-1 to the Custodial Agreement and (ii) with respect to a Mortgage Loan that is a Co-op Loan, the documents and instruments relating to such Mortgage Loan set forth in Exhibit E-1B to the Custodial Agreement.”

““Mortgage Loan” means any Co-op Loan, Sub-Prime Mortgage Loan, Exception Mortgage Loan, Jumbo Mortgage Loan, Alt A Mortgage Loan, Second Lien Mortgage Loan, HELOC or Conforming Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage or home equity loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 14(b) hereof; provided, however, that, except as expressly approved in writing by Buyer, Mortgage Loans shall not include any “high-LTV” loans (i.e., a mortgage loan having a loan-to-value ratio in excess of 100% (or with respect to High CLTV Mortgage Loans, 105%) or in excess of such lower percentage set forth in the Underwriting Guidelines or with respect to Second Lien Mortgage Loans, a combined loan-to value ratio in excess of the lower of (i) the percentage specified in the Underwriting Guidelines or (ii) 100% or, with respect to High CLTV Mortgage Loans, 105%) or any High Cost Mortgage Loans and; provided, further, that the origination date with respect to such Mortgage Loan is no earlier than thirty (30) days prior to the related Purchase Date.”

““Mortgaged Property” means the real property securing repayment or other Co-op Loan collateral of the debt evidenced by a Mortgage Note.”

““Purchased Mortgage Loans” means the collective reference to Mortgage Loans together with the Repurchase Assets (other than Interest Rate Protection Agreements) related to such Mortgage Loans transferred by Sellers to Buyer in a Transaction hereunder, listed on the related Mortgage Loan Schedule attached to the related Transaction Request, which such Mortgage Loans the Custodian has been instructed to hold pursuant to the Custodial Agreement.”

““Sellers” means New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation, New Century Credit Corporation and each Additional Seller, and each such Seller’s permitted successors and assigns.”

SECTION 4. Conditions to All Transactions. Section 11 of the Existing Repurchase Agreement is hereby amended by adding the following Subsection 11(a)(10) thereto:

“(10) Additional Sellers. Each Additional Seller shall deliver the following before such Additional Seller shall be permitted to enter into a Transaction hereunder:

(a) A favorable written opinion of counsel to such Additional Seller (which shall include, without limitation, creation and perfection of the security interests created herein, corporate and enforceability opinions related to the execution of the Second Amendment);

(b) A good standing certificate and certified copies of the charter and by-laws (or equivalent documents) of such Additional Seller and of all corporate or other authority for such Additional Seller with respect to the execution, delivery and performance of the Second Amendment and this Agreement and each other document to be delivered by such Additional Seller from time to time in connection herewith (and the Buyer may conclusively rely on such certificate until it receives notice in writing from each of the Additional Sellers to the contrary);

(c) Evidence that all other actions necessary, or in the opinion of Buyer, desirable to perfect and protect Buyer’s interest in the Purchased Mortgage Loans and other Repurchase Assets have been taken, including, without limitation, UCC searches and duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 with respect to the Additional Sellers;

SECTION 5. Events of Default. Section 16 of the Existing Repurchase Agreement is hereby amended by deleting Subsection (m) in its entirety and replacing it with the following:

“(m) Security Interest. This Agreement shall for any reason cease to create a valid, first priority security interest in any material portion of the Purchased Mortgage Loans or other Repurchase Assets purported to be covered hereby (other than Interest Rate Protection Agreements which shall be governed by the Intercreditor Agreement).”

SECTION 6. Schedules. Schedule I to the Existing Repurchase Agreement is hereby amended by:

6.1 deleting subsections (a), (c), (d), (h), (k), (l), (o), (r), (y) and (ff) in their entirety and replacing them with their respective subsections listed on Exhibit A hereto.

6.2 adding subsections (aaa), (bbb), (ccc), (ddd) and (eee) listed on Exhibit A hereto.

SECTION 7. Exhibits. Exhibit I to the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit B hereto.

SECTION 8. Conditions Precedent. This Amendment shall become effective as of September 2, 2005 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

8.1 Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by the Guarantor and duly authorized officers of the Buyer and the Sellers;

(b) Amendment No. 2 and Joinder to the Pricing Side Letter, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor;

(c) the Collection Account Control Agreement, executed and delivered by duly authorized officers of the Buyer, Sellers and Union Bank of California, N.A.;

(d) the Custodial Agreement, executed and delivered by duly authorized officers of the Sellers, Buyer and U.S. Bank National Association;

(e) the Intercreditor Agreement, executed and delivered by the Sellers, Bank of America, N.A., Buyer, DB Structured Products, Inc, Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC;

(f) the Electronic Tracking Agreement, executed and delivered by duly authorized officers of the Sellers, MERSCORP, Inc., Mortgage Electronic Registration Systems, Inc. and the Buyer;

(g) the Funding Account Control Agreement, executed and delivered by duly authorized officers of the Sellers, Buyer and U.S. Bank National Association; and

(h) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 9. Representations and Warranties.

9.1 Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 14 of the Existing Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

9.2 In addition, the Additional Sellers make the following representation and warranty as of the Amendment Effective Date, and as of each Purchase Date:

“Chief Executive Office/Jurisdiction of Organization. Each of the Additional Seller’s chief executive office is, and has been, located at 18400 Von Karman Ave., Suite 1000, Irvine, CA 92612. Except with respect to Peachtree Residential Mortgage, L.P., each Additional Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas. Peachtree Residential Mortgage, L.P. is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Georgia.”

SECTION 10. Joint and Several Obligations. Each of the Sellers and Buyer hereby acknowledge and agree that the Original Sellers are each jointly and severally liable to Buyer for all of their and the Additional Sellers’ respective representations, warranties and covenants hereunder and under the Repurchase Agreement. The Original Sellers hereby unconditionally and irrevocably guarantee to the Buyer the prompt and complete payment and performance by the Additional Sellers when due (whether at the stated maturity, by acceleration or otherwise) of their Obligations hereunder.

Each Original Seller waives any and all notice of the creation, renewal, extension or accrual of any of the Additional Sellers’ Obligations hereunder and notice of or proof of reliance by the Buyer upon this guaranty or acceptance of this guaranty; the Additional Sellers’ Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this guaranty; and all dealings between the Original Sellers or the Additional Sellers, on the one hand, and the Buyer, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this guaranty. Each Original Seller waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Additional Sellers or this guaranty with respect to the Additional Sellers’ Obligations. This guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Repurchase Agreement, the other Program Agreements, any of the Additional Sellers’ Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Additional Sellers against the Buyer, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Additional Sellers or the Original Sellers) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Additional Sellers for their Obligations, or of the Original Sellers under this guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Original Sellers, the Buyer may, but shall be under no obligation, to pursue such rights and remedies that they may have against the Additional Sellers or any other Person or against any collateral security or guarantee for the Additional Sellers’ Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from Additional Sellers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Original Sellers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Original Sellers of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Original Sellers. This guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Original Sellers and their successors and assigns thereof, and shall inure to the benefit of the Buyer, and successors, indorsees, transferees and assigns, until all of each Additional Seller’s Obligations and the obligations of each Original Seller under this guaranty and the Repurchase Agreement shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Repurchase Agreement the Additional Sellers may be free from any Obligations.

SECTION 11. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 12. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC,
as Buyer

By: /s/ Bruce S. Kaiserman
Name: Bruce S. Kaiserman
Title: Vice President

NEW CENTURY MORTGAGE
CORPORATION, as Seller

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: President

NC CAPITAL CORPORATION, as Seller

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

NC RESIDUAL II CORPORATION, as Seller

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: President

NEW CENTURY CREDIT CORPORATION, as Seller

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: President

LOAN PARTNERS MORTGAGE, LTD, as Seller
By: Capital Standard Origination Company,
Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

KINGSTON MORTGAGE COMPANY, LTD., as Seller
By: CSOC XI, INC.,

Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

COMPUFUND MORTGAGE COMPANY, LTD, as Seller
By: CSOC XIV, INC.,

Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

WRT FINANCIAL LIMITED PARTNERSHIP, as Seller

By: CSOC XXIII, INC.,
Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

PEACHTREE RESIDENTIAL MORTGAGE, L.P., as Seller

By: CSOC XXV, INC.,
Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

RESIDENTIAL PRIME LENDING LIMITED PARTNERSHIP, as

Seller
By: CSOC XXVII, INC.,
Its General Partner
/s/ Patrick Flanagan

Name: Patrick Flanagan
Title: Chief Executive Officer

TEAM HOME LENDING LTD, as Seller
By: CSOC XXXII, INC.,
Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

SUTTER BUTTES MORTGAGE LP, as Seller
By: CSOC XXXVIII, Inc.,

Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

MIDWEST HOME MORTGAGE LTD, as Seller
By: CSOC XXXVII, Inc.

Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

AUSTIN MORTGAGE, L.P., as Seller

By: RBC GP I, Inc.,
Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

CAPITAL PACIFIC HOME LOANS, L.P., as Seller

By: RBC GP II, Inc.,
Its General Partner
/s/ Patrick Flanagan

Name: Patrick Flanagan
Title: Chief Executive Officer

GOLDEN OAK MORTGAGE, LP, as Seller
By: RBC GP III, Inc.,
Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

NORTHWEST CAPITAL MORTGAGE LP, as Seller
By: RBC GP IV, Inc.,

Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

SCIFINANCE LP, as Seller
By: RBC GP VI, Inc.,

Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

AD ASTRA MORTGAGE LTD, as Seller
By: RBC GP IX, Inc.,

Its General Partner

/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

HOME123 CORPORATION, as Seller

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Executive Officer

NEW CENTURY FINANCIAL CORPORATION, as Guarantor

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Executive Vice President